Exhibit 99.2

TODCO Announces First Quarter 2004 Results

   HOUSTON--(BUSINESS WIRE)--April 26, 2004--TODCO (the "Company") (NYSE:THE) today reported a net loss from continuing operations for the three months ended March 31, 2004, of $22.3 million, or $0.53 per diluted share, on revenue of $73.8 million compared with a net loss from continuing operations of $57.0 million, or $4.70 per diluted share on revenues of $53.3 million for the same quarter of 2003.
   For the three months ended March 31, 2004, earnings before interest, taxes, depreciation and amortization ("EBITDA") was a loss of $4.2 million compared to a loss of $37.9 million for the same quarter of 2003. EBITDA for the three months ended March 31, 2004 included $7.8 million of non-cash general and administrative expenses associated with the grant or vesting of employee stock options and restricted stock in connection with the Company's initial public offering.
   TODCO will hold a publicly accessible conference call to discuss its first quarter 2004 financial results at 8:00 a.m. (CDT) Tuesday, April 27, 2004. The conference call can be heard live on the Company's Web site at www.theoffshoredrillingcompany.com or by dialing 877-692-2086. A replay of the conference call will be available for approximately 30 days after the call on the Company's Web site or by dialing 877-519-4471, reference code 4668867.
   TODCO is a majority owned subsidiary of Transocean Inc. Transocean will also hold a publicly accessible conference call to discuss its first quarter 2004 financial results at 9:00 a.m. CDT on Tuesday, April 27, 2004. The conference call can be heard live on Transocean's Web site at www.deepwater.com or by dialing 303-262-2075.
   TODCO is a leading provider of contract oil and gas drilling services with the largest rig fleet in the shallow water of the U.S. Gulf of Mexico and along the U.S. Gulf Coast. TODCO's Class A common stock is traded on the New York Stock Exchange under the symbol "THE". For more information about TODCO, please go to the company's Web site at www.theoffshoredrillingcompany.com.


                        TODCO AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                   (In millions, except share data)

                                              March 31,   December 31,
                                                2004         2003
                                             ------------ ------------
                                             (Unaudited)
                  ASSETS

Cash and cash equivalents                          $21.1        $20.0
Accounts receivable
  Trade                                             55.1         52.3
  Related party                                     10.0          0.9
  Other                                              2.8          4.6
Materials and supplies                               4.4          4.5
Deferred income taxes                               16.1            -
Other current assets                                 6.3          3.2
Current assets related to discontinued
 operations                                            -          0.1
                                             ------------ ------------
    Total current assets                           115.8         85.6
                                             ------------ ------------

Property and equipment                             920.1        924.9
Less accumulated depreciation                      285.2        264.0
                                             ------------ ------------
  Property and equipment, net                      634.9        660.9
                                             ------------ ------------

Other assets                                        25.3         31.7
                                             ------------ ------------
    Total assets                                  $776.0       $778.2
                                             ============ ============

    LIABILITIES AND SHAREHOLDERS' EQUITY

Trade accounts payable                             $21.4        $24.7
Accrued income taxes                                10.7         11.1
Debt due within one year                             1.7          1.2
Debt due within one year - related party             3.0          3.0
Interest payable - related party                     0.2          4.3
Other current liabilities                           39.3         43.4
Current liabilities related to discontinued
 operations                                          0.4          0.5
                                             ------------ ------------
    Total current liabilities                       76.7         88.2
                                             ------------ ------------

Long-term debt                                      25.7         25.6
Long-term debt - related party                         -        522.0
Deferred income taxes                              179.5            -
Other long-term liabilities                          3.6          4.7
                                             ------------ ------------
    Total long-term liabilities                    208.8        552.3
                                             ------------ ------------

Commitments and contingencies
Preferred Stock, $0.01 par value, 50,000,000
 shares authorized, none outstanding                   -            -
Common stock, Class A, $0.01 par value,
 500,000,000 shares authorized, 14,090,602
 shares and none outstanding at March 31,
 2004 and December 31, 2003, respectively            0.1            -
Common stock, Class B, $0.01 par value,
 260,000,000 shares authorized, 46,200,000
 and 12,144,751 shares issued and
 outstanding at March 31, 2004 and
 December 31, 2003, respectively                     0.5          0.1
Additional paid-in capital                       6,510.9      6,136.3
Retained deficit                                (6,021.0)    (5,998.7)
                                             ------------ ------------
    Total shareholders' equity                     490.5        137.7
                                             ------------ ------------
    Total liabilities and shareholders'
     equity                                       $776.0       $778.2
                                             ============ ============


                        TODCO AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In millions, except per share data)
                              (Unaudited)

                                          Three Months Ended March 31,
                                          ----------------------------
                                              2004           2003
                                          -------------- -------------

Operating Revenues                                $73.8         $53.3

Costs and Expenses
  Operating and maintenance                        66.9          52.0
  Operating and maintenance - related
   party                                              -           2.9
  Depreciation                                     24.2          23.2
  General and administrative                       12.3           3.7
  General and administrative - related
   party                                            0.1           0.9
  Gain on disposal of assets, net                  (2.7)            -
                                          -------------- -------------
                                                  100.8          82.7
                                          -------------- -------------

Operating Loss                                    (27.0)        (29.4)

Other Income (Expense), net
  Equity in loss of joint ventures                    -          (1.5)
  Interest income                                   0.1           0.3
  Interest income - related party                     -           1.6
  Interest expense                                 (1.0)         (0.8)
  Interest expense - related party                 (3.2)        (15.2)
  Loss on retirement of debt                       (1.9)        (30.0)
  Other, net                                        0.5          (0.2)
                                          -------------- -------------
                                                   (5.5)        (45.8)
                                          -------------- -------------

Loss from Continuing Operations before
 Income Taxes                                     (32.5)        (75.2)
Income tax benefit                                (10.2)        (18.2)
                                          -------------- -------------

Loss from Continuing Operations                   (22.3)        (57.0)

Discontinued Operations:
Income from operations of discontinued
 segment                                              -          11.2
Income tax expense                                    -          40.9
Minority interest                                     -          (1.2)
                                          -------------- -------------
   Net loss from discontinued operations              -         (30.9)
                                          -------------- -------------

Net Loss                                         $(22.3)       $(87.9)
                                          ============== =============

Net Loss Per Common Share Basic and
 Diluted
  Continuing operations                          $(0.53)        (4.70)
  Discontinued operations                             -         (2.54)
                                          -------------- -------------
  Net loss per common share basic and
   diluted                                       $(0.53)       $(7.24)
                                          ============== =============

Weighted Average Common Shares
 Outstanding:
  Basic and diluted                                42.3          12.1


                                 TODCO
                  Selected Segment and Operating Data
                  (In millions, except daily amounts)

                                         Three Months Ended
                              ----------------------------------------
                                 March 31,    December 31,   March 31,
                                   2004          2003         2003
                              ------------- ------------- ------------
U.S. Gulf of Mexico Segment
  Operating days                       857         1,094          843
  Available days                     2,002         2,184        2,700
  Utilization                           43%           50%          31%
  Average revenue per day          $30,600       $26,800      $22,600

  Operating revenues                 $26.2         $29.3        $19.1
  Operating and maintenance
   expenses                           24.0          21.3         25.6
  Depreciation                        12.4          12.5         14.3
  Gain on disposal of assets,
   net                                (1.5)            -            -
                              ------------- ------------- ------------
     Operating loss                  $(8.7)        $(4.5)      $(20.8)
                              ============= ============= ============

U.S. Inland Barge Segment
  Operating days                     1,090         1,095        1,312
  Available days                     2,730         2,760        2,790
  Utilization                           40%           40%          47%
  Average revenue per day          $20,300       $18,700      $19,100

  Operating revenues                 $22.1         $20.5        $25.0
  Operating and maintenance
   expenses                           21.3          18.5         22.0
  Depreciation                         5.6           5.9          5.9
  Gain on disposal of assets,
   net                                (0.2)         (0.3)           -
                              ------------- ------------- ------------
     Operating loss                  $(4.6)        $(3.6)       $(2.9)
                              ============= ============= ============

Other International Segment
  Operating days                       467           415          467
  Available days                     1,638         1,496        1,350
  Utilization                           29%           28%          35%
  Average revenue per day          $40,000       $25,500      $19,700

  Operating revenues                 $18.7         $10.6         $9.2
  Operating and maintenance
   expenses                           16.0           9.0          7.3
  Depreciation                         4.9           4.6          3.0
  Other                                  -          (0.3)           -
                              ------------- ------------- ------------
     Operating loss                  $(2.2)        $(2.7)       $(1.1)
                              ============= ============= ============

Delta Towing
  Operating revenues                  $6.8            $-           $-
  Operating and maintenance
   expenses                            5.6             -            -
  Depreciation expense                 1.3             -            -
  General and administrative
   expenses                            0.8             -            -
  Gain on disposal of assets,
   net                                (1.0)            -            -
                              ------------- ------------- ------------
     Operating income                 $0.1            $-           $-
                              ============= ============= ============

Total Company
  Rig operating days                 2,414         2,604        2,622
  Rig available days                 6,370         6,440        6,840
  Rig utilization                       38%           40%          38%

  Operating revenues                 $73.8         $60.4        $53.3
  Operating and maintenance
   expenses                           66.9          48.8         54.9
  Depreciation                        24.2          23.0         23.2
  General and administrative
   expenses                           12.4           3.7          4.6
  Other                                  -          (0.3)           -
  Gain on disposal of assets,
   net                                (2.7)         (0.3)           -
                              ------------- ------------- ------------
     Operating loss                 $(27.0)       $(14.5)      $(29.4)
                              ============= ============= ============


                        TODCO and Subsidiaries
           Non-GAAP Financial Measures and Reconciliations
                            (In millions)

                                    For the Three Months Ended
                              ---------------------------------------
                                March 31,   December 31,   March 31,
                                  2004         2003          2003
                              ------------- ------------ ------------

Net Loss from continuing
 operations to EBITDA(1)
  Net loss from continuing
   operations                       $(22.3)      $(28.3)      $(57.0)
  Adjustments:
    Depreciation                      24.2         23.0         23.2
    Income tax expense
     (benefit)                       (10.2)         0.3        (18.2)
    Interest income                   (0.1)        (0.1)        (0.3)
    Interest income - related
     party                               -            -         (1.6)
    Interest expense                   1.0          0.7          0.8
    Interest expense - related
     party                             3.2          8.5         15.2
    Income tax expense
     (benefit)                       (10.2)         0.3        (18.2)
                              ------------- ------------ ------------
  EBITDA                             $(4.2)        $4.1       $(37.9)
                              ============= ============ ============

(1) The net loss from continuing operations for the three months ended December 31, 2003 is also before the cumulative effect of a change in accounting principle.


    CONTACT: TODCO, Houston
             T. Scott O'Keefe, 713-278-6010